Exhibit 31.2

CERTIFICATION PURSUANT TO

RULES 13a-14(a) AND 15d-14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas Smith, certify that:

1.
I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Agriculture & Natural Solutions Acquisition Corporation for the fiscal year ended December 31, 2024; and
2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.
3.
[Omitted]
4.
[Omitted]
5.
[Omitted]

Date: April 18, 2025

By:	/s/ Thomas Smith
Thomas Smith
Chief Financial Officer, Chief Accounting Officer and Secretary